                                                                      EXHIBIT 24

                             VALLEY NATIONAL BANCORP
                                POWER OF ATTORNEY
                                    FORM S-3

           KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Alan D. Eskow, as their attorney-in-fact, with power of substitution, for each in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-3 of Valley National Bancorp (SEC file No. ____) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and the date indicated.


                                                     Title                               Date
                                                     -----                               ----
                                           Chairman, President, Chief
                                         Executive Officer and Director
/S/ GERALD H. LIPKIN                      (Principal Executive Officer)      October 12, 2001
-----------------------------------
(Gerald H. Lipkin)

                                          Executive Vice President and
                                             Chief Financial Officer
/S/ ALAN D. ESKOW                         (Principal Financial Officer)      October 12, 2001
-----------------------------------
(Alan D. Eskow)

                                       First Vice President and Controller
                                          (Principal Accounting Officer)
/S/ CHRISTINE MOZER                                                          October 12, 2001
-----------------------------------
(Christine Mozer)


                                            Vice Chairman and Director       October ___, 2001
-----------------------------------
(Spencer B. Witty)

/S/ ANDREW B. ABRAMSON                               Director                October 12, 2001
-----------------------------------
(Andrew B. Abramson)

/S/ CHARLES J. BAUM                                  Director                October 12, 2001
-----------------------------------
(Charles J. Baum)



                                                     Title                               Date
                                                     -----                               ----
/S/ PAMELA BRONANDER                                 Director                October 12, 2001
-----------------------------------
(Pamela Bronander)


                                                     Director                October ___, 2001
-----------------------------------
(Joseph Coccia, Jr.)

/S/ HAROLD P. COOK, III                              Director                October 12, 2001
-----------------------------------
(Harold P. Cook, III)

/S/ AUSTIN C. DRUKKER                                Director                October 12, 2001
-----------------------------------
(Austin C. Drukker)

/S/ GRAHAM O. JONES                                  Director                October 12, 2001
-----------------------------------
(Graham O. Jones)


                                                     Director                October ___, 2001
-----------------------------------
(Walter H. Jones, III)

/S/ GERALD KORDE                                     Director                October 12, 2001
-----------------------------------
(Gerald Korde)

/S/ ROBINSON MARKEL                                  Director                October 12, 2001
-----------------------------------
(Robinson Markel)


                                                     Director                October ___, 2001
-----------------------------------
(Joleen J. Martin)

/S/ ROBERT E. MCENTTE                                Director                October 12, 2001
-----------------------------------
(Robert E. Mcentee)

                                       2



                                                     Title                               Date
                                                     -----                               ----
/S/ RICHARD S. MILLER                                Director                October 12, 2001
-----------------------------------
(Richard S. Miller)

/S/ ROBERT RACHESKY                                  Director                October 12, 2001
-----------------------------------
(Robert Rachesky)

/S/ BARNETT RUKIN                                    Director                October 12, 2001
-----------------------------------
(Barnett Rukin)

/S/ PETER SOUTHWAY                                   Director                October 12, 2001
-----------------------------------
(Peter Southway)

/S/ RICHARD F. TICE                                  Director                October 12, 2001
-----------------------------------
(Richard F. Tice)

/S/ LEONARD J. VORCHEIMER                            Director                October 12, 2001
-----------------------------------
(Leonard J. Vorcheimer)


                                                     Director                October ___, 2001
-----------------------------------
(Joseph L. Vozza)


                                       3